HIT RANKED AS “TOP 10 MANAGER” SEE PAGE 2	Investing in Union-Developed Housing in New York City
PENSION DOLLARS AT WORK: 21 PROJECTS IN PROGRESS

Construction work financed by the HIT was underway at 21 projects in the first quarter of 2008.These projects represent over $560 million in total development activity and are generating an estimated 4,600 jobs for union members in the building and construction trades.

New projects have slowed in recent months as a reflection of the subprime-fueled credit crunch. HIT’s Chief Investment Officer Stephanie Wiggins points to an expected rise in multifamily development as the homeownership market continues to suffer. “ The new multifamily construction financing programs offered through HUD are a developer’s best bet today, with nonrecourse construction financing and underwriting predictability,” said Wiggins. “ The HIT has been purchasing FHA securities for 40 years and has the technical skills to help developers structure their transactions for success, even in a difficult market.”

Fourteen of the projects now underway were among a record 25 new investments committed by the HIT in 2007. The 25 investments, totaling $184.5 million, represent over 3,300 units of multifamily housing and are expected to generate 3,200 union construction jobs.

Big Six Towers, Queens, NY

The HIT has committed $7.8 million to preserve affordability at the Big Six Towers, a major New York City cooperative housing complex with a long labor history. The New York Typographical Union, Local 6, developed the Big Six Towers in 1961, and about one-third of the residents are active or retired union members. Big Six Towers participates in New York’s Mitchell-Lama program, which provides affordable rental and co-op housing for middle-income families.

Located in Woodside, Queens, and named after Local 6, the Big Six Towers complex has 983 units in seven residential towers. It also has a shopping center and its own electric power plant. The staff of the cooperative are members of Service

Employees International Union Local 32BJ.

For the April investment, the HIT purchased taxable bonds issued by the New York City Housing Development Corporation.

Big Six Towers is one of a growing number of union-sponsored housing developments in New York City where HIT financing has helped to preserve affordability for middle-income residents. In the past six years, the HIT has provided $84.3 million in financing for five of these union-developed rental and co-op projects. These projects were originally built 40 to 50 years ago as part of a union-led movement to develop housing affordable to working people in New York City.

(continued, page 5)

H I T I N V E S T O R

HIT Ranked As Top 10 Manager as of 1st Quarter 2008	Performance Commentary

The AFL-CIO Housing Investment Trust (HIT) was recognized as one of the nation’s top performers when compared to fixed-income investment vehicles with a similar risk profile. The ranking as a “top ten manager” came from Morningstar, Inc., which compared the performance of managers of U.S. intermediate duration collective investment trusts at March 31, 2008.

The HIT placed tenth for the five-year period, as reported in Pensions & Investments, May 12, 2008.

The ranking compared 43 intermediate government and intermediate-term bond managers based on performance results self-reported to Morningstar. Rankings for Pensions & Investments’ U.S. Intermediate Duration Collective Investment Trusts table are provided by Morningstar using its Separate Account and Collective Investment Trust database. The rankings for the AFL-CIO Housing Investment Trust are based on gross returns for the five-year period ended March 31, 2008.

The rankings for Pensions & Investments are comprised of Morningstar’s Intermediate Government bond category (portfolios which have durations between 3.5 and 6 years and at least 90% of their bond holdings backed by the U.S. government or by government-linked agencies) and Morningstar’s Intermediate-Term bond category (portfolios which invest primarily in corporate and other investment-grade U.S. fixed income issues and also have durations of 3.5 to 6 years).

The ranking is based on gross performance numbers and reflects no deduction for expenses. Please see the performance table below which does reflect deductions for expenses.

The findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/
apps/pbcs.dll/ article?AID=/20080512/
CHART/431706978/-1/ TOPPERFORMINGMANAGERS
&template=printart& template=printart

Chang Suh Executive Vice President and Chief Portfolio Manager, HIT

The fixed-income markets continued to reflect weakness in the housing sector through most of the first quarter of 2008 with an acceleration of the “flight to quality” that began in August 2007. This demand caused U.S. Treasuries significantly to outperform other fixed-income sectors and provided a challenging environment for fixed-income investors, including the AFL-CIO Housing Investment Trust. The HIT has never owned subprime mortgage-backed securities (MBS), and over 93% of its long-term holdings are government- or agency-insured securities. Nonetheless, the HIT’s portfolio returns were affected by the anxiety in the financial markets, which gave rise to a dramatic widening of spreads to Treasuries and a lack of liquidity for virtually all spread products.[1]

(continued, next page)

[1]Spread is the difference in yield between Treasuries and comparable non-Treasury securities. Spread product refers to non-Treasury securities, such as single-family and multifamily MBS, whose value is primarily based on the difference between their yield and that of a comparable Treasury security. Spread widening indicates that the market perceives a higher risk for investing in non-Treasuries.

H I T T O T A L N E T R E T U R N A T M A R C H 3 1 , 2 0 0 8
	1 Year	5 Years	10 Years
HIT	6.92%	4.47%	6.08%
Lehman Brothers Aggregate Bond Index	7.67%	4.58%	6.04%

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

     The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with the active management of an actual portfolio.

     This is an advertisement only for the HIT and not for any other investment vehicle. This should not be deemed an offer to sell or a solicitation of an offer to buy shares of any of the other investment vehicles listed/ described in the Pensions & Investments table referenced above.

H I T I N V E S T O R

Structured Product Spreads, Trailing 12-months as of 3/31/2008 underperformance in January and February of 66 and 73 basis points, respectively.

Outlook

Overall economic growth continues to be hampered by the weak housing market (see page 4), rising food and energy prices and a soft labor market, which have put stress on consumer spending. Concerns about the slowing global economy and potential risks to the financial system may keep bond yields from rising significantly, but concerns about inflation may keep yields from falling significantly.

Sources: Lebman Live, Wall Street brokers.

(continued)
The Federal Reserve took unprecedented measures to provide liquidity and stability to the markets by instituting a number of programs to ease funding pressures for securities dealers and banks and by helping to orchestrate the JP Morgan Chase purchase of Bear Stearns in mid-March. These actions and four cuts in the Federal Funds Rate boosted market confidence and led to increased demand for spread products in late March, accompanied by lower risk premiums and tighter spreads.

 Spreads Impact the HIT

Prior to the improvement that began in mid-March, concerns about commercial real estate related fixed-income assets resulted in tremendous spread widening for commercial MBS (CMBS), including the agency credit quality multifamily mortgage securities that constitute the majority of the HIT’s portfolio. These concerns mirrored spread performance in the residential real estate related fixed-income market, which reflected a very high rate of defaults. Relative to U.S. Treasuries, agency REMICs (represented by the Ginnie Mae tranche in the chart above) widened by 106 basis points during January and February, and AAA private-label CMBS (10-year AAA SD CMBS in the chart above) widened by 159 basis points during those two months. As selling subsided and some liquidity returned, investors were willing to buy relatively cheap spread product, and spreads tightened at the end of March by 35 and 50 basis points for agency REMICs and CMBS, respectively.

The HIT outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, by 99 basis points in March’s improving market, helping offset its

The HIT is well positioned in this market environment, having only high credit quality assets, the majority of which are government or agency quality. The HIT also benefits from the liquidity of its assets and its strategy of avoiding leverage. In addition, the HIT’s yield advantage of approximately 60 basis points over its benchmark[2] should lead to higher total returns over time. Finally, while spreads on the asset classes on which the HIT focuses have retreated from their highs of mid-March, they remain high by historical standards and should provide attractive future investment opportunities.

2HIT’s yield to maturity or call as of 3/31/08 was 60.1 basis points above its benchmark. This is the annual rate of return anticipated on fixed-income investments if they are held to maturity or, if callable like single family MBS, reflects assumptions about repayment of principal.

          Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at
www.aflciohit.com.

The prospectus should be read carefully before investing.

          Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, especially during periods of downturn in the market. All current statistics are as of May 6, 2008, unless otherwise noted.

H I T I N V E S T O R

Review of the Housing Market

according to the National Association of Realtors.

The problems in the housing market have diminished the willingness of financial institutions to lend, and falling home values have reduced people’s ability to extract equity from their homes. Consumers’ discretionary spending is being further squeezed by record oil prices and a weakened job market. For many people, these conditions favor renting rather than purchasing a home. But there is a shortage of rental housing affordable to working families in many cities. In some cases this is because rental apartments were converted to high-end condominiums during the housing boom and cannot be readily converted back into rental properties for middle-income households.

Multifamily housing development has also been hampered by the credit crisis that began in the summer of 2007. Prior to the dislocation of the credit markets, multifamily mortgage-backed securities (MBS) deals were competitive with agency-backed MBS such as FHA and Fannie Mae. With the advent of the credit crisis there has been renewed interest in agency-backed financing for multifamily projects, as buyers of non-agency MBS have backed away from the market. The agency-insured market is one in which the HIT has a long history. The HIT has extensive experience in helping make these transactions profitable to investors. As credit markets recover and developers have less difficulty financing new construction, the multifamily sector of the housing market should provide new opportunities for HIT investment.

Months’ Supply of Existing Homes on the Market
Sondra Albert Chief Economist, HIT

Economic growth was weak in the first quarter of 2008 as the U.S. economy struggled with continued volatility in financial markets and weakness in the housing sector. The weakness in the economy led the Federal Reserve to lower the Federal Funds Rate to 2.0%, but with inflation still a concern, the Fed is likely to pause for now in its interest rate cuts.

Lower rates have not stemmed the large rise in foreclosures that has added to the oversupply of homes, and with banks continuing to tighten credit and homeowners facing lower home values, home sales were sluggish. U.S. foreclosure filings were up 112% in the first quarter of 2008, compared to the first quarter of 2007. The problems in the single family housing market are likely to persist throughout 2008 due to the excess supply of homes. Despite falling home prices, many prospective home buyers are waiting for prices to decline further. Home prices fell 12.7% year-over-year in February, according to the S&P/ Case-Shiller Composite Home Price Index for the top 20 metropolitan areas. The months’ supply of existing homes on the market was 9.9 months in March, barely off the recent peak of 10.5 months’ supply in October 2007,

Source: National Association of Realtors.

AFL-CIO HOUSING
INVESTMENT TRUST

Stephen Coyle, Chief Executive Officer

Helen R. Kanovsky, Chief Operating Officer

Erica Khatchadourian, Chief Financial Officer

Chang Suh, Executive Vice President
and Chief Portfolio Manager

Mary C. Moynihan, General Counsel

Stephanie Wiggins, Chief Investment Officer –
Multifamily Finance

Marcie Cohen, Senior Vice President

Lesyllee White, Director of Marketing

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037 (202) 331-8055

New York Office | Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, NY 10020 (212) 554-2750

Boston Office | Paul Barrett, Director
655 Summer Street
Boston, MA 02210 (617) 261-4444

Western Regional Office
David Landenwitch, Acting Director
235 Montgomery Street, Suite 1001
San Francisco, CA 94104 (415) 433-3044

Gulf Coast Revitalization Program
1100 Poydras Street, Suite 2870
New Orleans, LA 70163
(504) 599-8750

www.aflcio-hit.com

H I T I N V E S T O R

HIT Holds New York Roundtable on Workforce Housing
Experts Consider Financing Strategies for a Critical Housing Gap

The HIT hosted a roundtable discussion engaging industry experts in a dialogue on financing strategies and innovative solutions to address the urgent need for workforce housing in New York City. At a time when housing costs are growing faster than wages, the shortage of affordable housing is particularly acute for middle-income families in cities like New York, which has one of the highest costs of living in the country.

“Too many working families here in New York are priced out of market-rate housing yet are not eligible for subsidized housing under existing programs,” said HIT Chief Executive Officer Stephen Coyle, who chaired the event. “ This dialogue is an important step in understanding the problem, the challenges and how we can work together to find a solution.”

“Workforce housing” is considered to be housing affordable to middle-income households. These households may earn too much to qualify for housing subsidies, but not enough to pay the market price for homes or apartments in the communities where they work.

Roundtable participants included

Edward J. Malloy, President of the Building and Construction Trades Council of Greater New York; Shaun Donovan, Commissioner of the New York City Department of Housing Preservation and Development; Deborah VanAmerongen, Commissioner of the New York State Division of Housing and Community Renewal; and Kathy Martino of the New York City Comptroller’s Office. The New York City Housing Development Corporation and Fannie Mae were also represented, as well as a major mortgage banker and numerous not-for-profit and for-profit developers of affordable housing.

INVESTING IN
UNION-DEVELOPED
HOUSING IN NEW
YORK CITY
(continued from page 1)

The HIT is responding to the housing needs of union members and other working families in New York through its New York City Community Investment Initiative. Since 2002, the HIT has invested over $333 million through this initiative.

The investments have created or preserved over 14,600 multifamily housing units, of which more than 90% are affordable to low- or moderate-income households.

PORTFOLIO TEAM GAINS NEW STAFF

The HIT has expanded its Portfolio Management Group with the addition of two new Assistant Portfolio Managers: Debbie L. Cohen and J. Guy Carter IV.

Debbie Cohen brings to her new position over 25 years of financial management experience. This includes a 14-year tenure with Fannie Mae in Washington, DC, where she served in various capacities including Vice President of Portfolio Management and Vice President of Portfolio Transactions for the mortgage portfolio. She was also Vice President of Mortgage-Backed Securities (MBS) Capital Markets.

Guy Carter comes to the HIT from Freddie Mac, where he served as an MBS Portfolio Manager with responsibility for managing a portion of Freddie Mac’s $700 billion MBS portfolio. During his six years at Freddie Mac he also served as a Senior Analyst, focusing on mortgage- related investments.

“Both Debbie and Guy have strong financial experience that broadens our fund management capabilities,” said Chang Suh, HIT Executive Vice President and Chief Portfolio Manager.

H I T I N V E S T O R

Holt Baker and Ayers Join HIT Board

Holt Baker spent more than 30 years as a union and grassroots organizer with the American Federation of State, County and Municipal Employees. She came to the AFL-CIO as executive assistant to Executive Vice President Linda Chavez- Thompson, where one of her responsibilities was to coordinate labor’s response to Hurricane Katrina in the Gulf Coast. She succeeded Chavez- Thompson as Executive Vice President in September 2007. On her election as a HIT trustee, Holt Baker said, “I’m very pleased to participate on the Board. The HIT has demonstrated time and again that it cares about people and the communities where they live and work.”

Ayers, a longtime official with the International Brotherhood of Electrical Workers (IBEW), was elected President of the BCTD last September upon the retirement of Edward C. Sullivan. “ The HIT is a true friend to working families,” said Ayers. “Its investments not only help ensure retirement security for our pension beneficiaries, but projects financed by the HIT create good union jobs and expand union market share in the construction industry. I look forward to supporting this important mission through my participation on the HIT’s Board of Trustees.”

“ These two labor leaders have dedicated their careers to the union movement and the welfare of working people,” said Board Chairman Richard Ravitch. “Their experience will greatly enhance the work of the HIT, and we are very happy to welcome them to our Board.”

Mark H. Ayers	Arlene Holt Baker

The HIT’s Board of Trustees welcomed its two newest members in March: Arlene Holt Baker, Executive Vice President of the AFL-CIO; and Mark H. Ayers, President of the Building and Construction Trades Department, AFL-CIO (BCTD). Both have distinguished careers in the union movement and particular interests in the use of union capital to achieve social and economic goals important to working people.

HIT’S MARCIE COHEN MOVES TO NYC OFFICE		STAFF BRING HIT MESSAGE TO BUILDING TRADES CONFERENCE Participants at the recent conference of the Building and Construction Trades Department, AFL-CIO, in Washington, DC, stopped by the HIT display.
Senior Vice President Marcie Cohen has transferred to the HIT’s office in New York
City where she will focus on expanding the HIT’s multifamily finance activities in that region. She will		Building and Construction Trades Department President Mark H. Ayers, with HIT’s Lesyllee White, Director of Marketing. bug	Pat Gillespie, Business Manager, Philadelphia Building & Construction Trades Council, with HIT Labor Relations Director Rod DuChemin at right.

work with Director Carol Nixon on initiatives to create and preserve affordable housing, with particular emphasis on housing for working families.

“I am excited about returning to New York City,” said Cohen, who directed HIT’s investment activities there from 2001-2004. “I look forward to working with our friends in labor and the housing community to tackle the tremendous housing challenges of this great city.” Most recently Cohen has been engaged in special initiatives in HIT’s national office in Washington, DC.